EXHIBIT INDEX

            Following is the list of Exhibits, as required by Item 601 of Regulation S-K, filed as a part of this Annual Report on Form 10-K, including Exhibits incorporated herein by reference (1):

  Exhibit No.
(Regulation S-K
   Item 601
  Designation)                Exhibits
---------------               --------

(3)         Articles of Incorporation and Bylaws:

            (i)        1--    Restated   Certificate  of  Incorporation  of  the
                              Registrant  under  Section  807  of  the  Business
                              Corporation  Law,  filed  August 14,  1989.  ((1);
                              Exhibit (3)1)

            (i)        2--    Certificate  of  Amendment to the  Certificate  of
                              Incorporation of the Registrant under Section 805 of the Business Corporation Law, filed April 5,
                              1990. ((1); Exhibit (3)2)

            (i)        3--    Certificate  of  Amendment to the  Certificate  of
                              Incorporation of the Registrant under Section 805 of the Business Corporation Law, filed October 19,
                              1993 ((1); Exhibit (3)3)

            (ii)       1--    Bylaws in effect on the date of this Report.

(4) Instruments defining the rights of security holders, including indentures (see also Exhibit (3) above):

--------------------

            (1) Exhibits which are incorporated by reference to other filings are followed by information contained in parentheses, as follows: The first reference in the parenthesis is a numeral, corresponding to a numeral set forth in the Notes which follow this Exhibit list, which identifies the prior filing in which the Exhibit was physically filed; and the second reference in the parenthesis is to the specific document in that prior filing in which the Exhibit appears.

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



            *(ii)      1--    Indenture   dated  January  1,  1927  between  the
                              Registrant  and  American  Exchange  Irving  Trust
                              Company, as Trustee. ((2); Exhibit (4)(ii)1)

            *(ii)      2--    Supplemental Indenture dated March 1, 1935 between
                              the  Registrant  and  Irving  Trust  Company,   as
                              Trustee. ((2); Exhibit (4)(ii)2)

            *(ii)      3--    Second  Supplemental  Indenture dated June 1, 1937
                              between the Registrant and Irving Trust Company, as Trustee. ((2); Exhibit (4)(ii)3)

            *(ii)      4--    Third  Supplemental  Indenture dated April 1, 1940
                              between the Registrant and Irving Trust Company, as Trustee. ((2); Exhibit (4)(ii)4)

            *(ii)      5--    Fourth Supplemental  Indenture dated March 1, 1941
                              between the Registrant and Irving Trust Company, as Trustee. ((2); Exhibit (4)(ii)5)

            *(ii)      6--    Fifth  Supplemental  Indenture  dated  December 1,
                              1950  between  the  Registrant  and  Irving  Trust
                              Company, as Trustee. ((2); Exhibit (4)(ii)6)

            *(ii)      7--    Sixth  Supplemental  Indenture  dated  December 1,
                              1952  between  the  Registrant  and  Irving  Trust
                              Company, as Trustee. ((2); Exhibit (4)(ii)7)

            *(ii)      8--    Seventh  Supplemental  Indenture  dated October 1,
                              1954  between  the  Registrant  and  Irving  Trust
                              Company, as Trustee. ((2); Exhibit (4)(ii)8)

            *(ii)      9--    Eighth  Supplemental  Indenture dated May 15, 1958
                              between the Registrant and Irving Trust Company, as Trustee. ((2); Exhibit (4)(ii)9)

             (ii)      10--   Ninth  Supplemental  Indenture  dated  December 1,
                              1967  between  the  Registrant  and  Irving  Trust
                              Company, as Trustee. ((2); Exhibit (4)(ii)10)

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



             (ii)      11--   Tenth  Supplemental  Indenture dated as of January
                              15, 1969 between the  Registrant  and Irving Trust
                              Company, as Trustee. ((3); Exhibit 2.12)

             (ii)      12--   Eleventh  Supplemental  Indenture dated as of June
                              1, 1970  between the  Registrant  and Irving Trust
                              Company, as Trustee. ((4); Exhibit 1.13)

             (ii)      13--   Twelfth   Supplemental   Indenture   dated  as  of
                              February 1, 1972 between the Registrant and Irving
                              Trust   Company,   as   Trustee.   ((2);   Exhibit
                              (4)(ii)13)

             (ii)      14--   Thirteenth  Supplemental  Indenture  dated  as  of
                              April 15, 1974 between the  Registrant  and Irving
                              Trust   Company,   as   Trustee.   ((2);   Exhibit
                              (4)(ii)14)

             (ii)      15--   Fourteenth  Supplemental  Indenture  dated  as  of
                              November  1, 1975  between  Registrant  and Irving
                              Trust   Company,   as   Trustee.   ((2);   Exhibit
                              (4)(ii)15)

             (ii)      16--   Fifteenth  Supplemental Indenture dated as of June
                              1,  1977  between   Registrant  and  Irving  Trust
                              Company, as Trustee. ((2); Exhibit (4)(ii)16)

             (ii)      17--   Sixteenth   Supplemental  Indenture  dated  as  of
                              September 15, 1979 between  Registrant  and Irving
                              Trust Company, as Trustee. ((4); Exhibit 1.18)

             (ii)      18--   Seventeenth Supplemental Indenture dated as of May
                              15,  1980  between  Registrant  and  Irving  Trust
                              Company, as Trustee. ((5); Exhibit (4)(a)18)

             (ii)      19--   Eighteenth  Supplemental  Indenture  dated  as  of
                              November  15, 1980 between  Registrant  and Irving
                              Trust   Company,   as   Trustee.   ((2);   Exhibit
                              (4)(ii)19)

             (ii)      20--   Nineteenth  Supplemental  Indenture  dated  as  of
                              August  15,  1981  between  Registrant  and Irving
                              Trust   Company,   as   Trustee.   ((2);   Exhibit
                              (4)(ii)20)

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



             (ii)      21--   Twentieth   Supplemental  Indenture  dated  as  of
                              September  1, 1982 between  Registrant  and Irving
                              Trust   Company,   as   Trustee.   ((2);   Exhibit
                              (4)(ii)21)

             (ii)      22--   Twenty-First  Supplemental  Indenture  dated as of
                              November  22, 1982 between  Registrant  and Irving
                              Trust   Company,   as   Trustee.   ((2);   Exhibit
                              (4)(ii)22)

             (ii)      23--   Twenty-Second  Supplemental  Indenture dated as of
                              May 24, 1984 between  Registrant  and Irving Trust
                              Company, as Trustee. ((2); Exhibit (4)(ii)23)

             (ii)      24--   Twenty-Third  Supplemental  Indenture  dated as of
                              June 15, 1985 between  Registrant and Irving Trust
                              Company, as Trustee. ((2); Exhibit (4)(ii)24)

             (ii)      25--   Twenty-Fourth  Supplemental  Indenture dated as of
                              September  1, 1986 between  Registrant  and Irving
                              Trust   Company,   as   Trustee.   ((2);   Exhibit
                              (4)(ii)25)

             (ii)      26--   Twenty-Fifth  Supplemental  Indenture  dated as of
                              December  1, 1988  between  Registrant  and Irving
                              Trust   Company,   as   Trustee.   ((2);   Exhibit
                              (4)(ii)26)

             (ii)      27--   Twenty-Sixth  Supplemental  Indenture  dated as of
                              May 1, 1991 between Registrant and The Bank of New
                              York, as Trustee. ((2); Exhibit (4)(ii)27)

             (ii)      28--   Twenty-Seventh  Supplemental Indenture dated as of
                              May 15, 1992  between  Registrant  and The Bank of
                              New York, as Trustee.  ((2);  Exhibit  (4)(ii)28);
                              and

                              Prospectus  Supplement  Dated  May  28,  1992  (To
                              Prospectus Dated April 13, 1992) relating to $125,000,000 principal amount of First Mortgage Bonds, designated Secured Medium-Term Notes, Series A, and the Prospectus Dated April 13, 1992, relating to $125,000,000 principal amount of Registrant's debt securities attached thereto, as filed pursuant to Rule 424(b) in connection with Registration Statement No. 33- 46624. ((6)(a)), and, as applicable to

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



                              a tranche of such Secured Medium-Term Notes, one of the following:

                              (a) Pricing Supplement No. 1, Dated June 4, 1992 (To Prospectus Dated April 13, 1992, as supplemented by a Prospectus Supplement Dated May 28, 1992) filed pursuant to Rule 424(b) in connection with Registration Statement No. 33-46624. ((6)(b))

                              (b) Pricing Supplement No. 2, Dated June 4, 1992 (To Prospectus Dated April 13, 1992, as supplemented by a Prospectus Supplement Dated May 28, 1992) filed pursuant to Rule 424(b) in connection with Registration Statement No. 33-46624. ((6)(c))

                              (c) Pricing Supplement No. 3, Dated June 4, 1992 (To Prospectus Dated April 13, 1992, as supplemented by a Prospectus Supplement Dated May 28, 1992) filed pursuant to Rule 424(b) in connection with Registration Statement No. 33-46624. ((6)(d))

                              (d) Pricing Supplement No. 4, Dated August 20, 1992 (To Prospectus Dated April 13, 1992, as supplemented by a Prospectus Supplement Dated May 28, 1992) filed pursuant to Rule 424(b) in connection with Registration Statement No. 33-46624. ((6)(e))

                              (e) Pricing Supplement No. 5, Dated August 20, 1992 (To Prospectus Dated April 13, 1992, as supplemented by a Prospectus Supplement Dated May 28, 1992) filed pursuant to Rule 424(b) in connection with Registration Statement No. 33-46624. ((6)(f))



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



                              (f) Pricing Supplement No. 6, Dated July 26, 1993 (To Prospectus Dated April 13, 1992, as supplemented by a Prospectus Supplement Dated May 28, 1992) filed pursuant to Rule 424(b) in connection with Registration Statement No. 33-46624. ((6)(g))

                              (g) Pricing Supplement No. 7, Dated July 26, 1993 (To Prospectus Dated April 13, 1992, as supplemented by a Prospectus Supplement Dated May 28, 1992) filed pursuant to Rule 424(b) in connection with Registration Statement No. 33-46624. ((6)(h))

             (ii)   29--      Twenty-Eighth  Supplemental  Indenture dated as of
                              May 1, 1995 between Registrant and The Bank of New
                              York, as Trustee. ((27); Exhibit (4)(ii)33)

                              Prospectus Supplement Dated May 15, 1995 (To Prospectus Dated April 4, 1995) relating to $80,000,000 principal amount of First Mortgage Bonds, designated Secured Medium-Term Notes, Series B, and the Prospectus Dated April 4, 1995, relating to (i) $80,000,000 of Registrant's Debt Securities and Common Stock, $5.00 par value, but not in excess of $40 million aggregate initial offering price of such Common Stock and (ii) 250,000 shares of Registrant's Cumulative Preferred Stock, par value $100 per share, which may be issued as 1,000,000 shares of Depositary Preferred Shares each representing 1/4 of a share of such Cumulative Preferred Stock attached thereto, as filed pursuant to Rule 424(b) in connection with Registration Statement No. 33-56349). (9)

             (ii)   30--      Indenture,  dated  as of April  1,  1992,  between
                              Registrant  and Morgan  Guaranty  Trust Company of
                              New York, as Trustee.  ((7);  Exhibit  (4)(ii)29);
                              and Prospectus  Supplement  Dated May 28, 1992 (To
                              Prospectus  Dated  April  13,  1992)  relating  to
                              $125,000,000 principal

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



                              amount of Medium-Term Notes, Series A, and the Prospectus Dated April 13, 1992, relating to $125,000,000 principal amount of Registrant's debt securities attached thereto, as filed pursuant to Rule 424(b) in connection with Registration Statement No. 33-46624. ((8)(a)), and, as applicable to a tranche of such Medium-Term Notes, one of the following:

                              (a) Pricing Supplement No. 1, Dated June 26, 1992 (To Prospectus Dated April 13, 1992, as supplemented by a Prospectus Supplement Dated May 28, 1992) filed pursuant to Rule 424(b) in connection with Registration Statement No. 33-46624. ((8)(b))

                              (b) Pricing Supplement No. 2, Dated October 6, 1993 (To Prospectus Dated April 13, 1992, as supplemented by a Prospectus Supplement Dated May 28, 1992) filed pursuant to Rule 424(b) in connection with Registration Statement No. 33-46624. ((8)(c)); and

                              Prospectus Supplement Dated August 24, 1998 (To Prospectus Dated April 4, 1995) related to $80,000,000 principal amount of Medium-Term Notes, Series B, and the Prospectus Dated April 4, 1995, relating to (i) $80,000,000 of Registrant's Debt Securities and Common Stock, $5.00 par value, but not in excess of $40 million aggregate initial offering price of such Common Stock and (ii) 250,000 shares of Registrant's Cumulative Preferred Stock, par value $100 per share, which may be issued as 1,000,000 shares of Depositary Preferred Shares each representing 1/4 of a share of such Cumulative Preferred Stock attached thereto, as filed pursuant to Rule 424(b) in connection with Registration Statement No. 33-56349). ((10)(a)), and, as applicable to a tranche of such Medium-Term Notes, one of the following:

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



                                        Pricing    Supplement   No.   1,   Dated
                                        September 2, 1998 (To  Prospectus  Dated
                                        April 4, 1995, as supplemented by a Prospectus Supplement Dated August 24,
                                        1998)  filed  pursuant to Rule 424(b) in
                                        connection with  Registration  Statement
                                        No. 33-56349. ((10)(b)); and

                              Prospectus Supplement Dated January 8, 1999 (To Prospectus Dated January 7, 1999) relating to $110,000,000 principal amount of Medium-Term Notes, Series C, and the Prospectus Dated January 7, 1999, relating to $110,000,000 principal amount of Registrant's debt securities attached thereto, as filed pursuant to Rule 424(b) in connection with Registration Statement Nos. 333-65597 and 33-56349. ((36)(a)), and, as applicable to a tranche of such Medium- Term Notes, one of the following:

                                        Pricing  Supplement No. 1, Dated January
                                        12, 1999 (To Prospectus Dated January 7,
                                        1999,  as  supplemented  by a Prospectus
                                        Supplement  Dated January 8, 1999) filed
                                        pursuant  to Rule  424(b) in  connection
                                        with    Registration    Statement   Nos.
                                        333-65597 and 33-56349. ((36)(b))

             (ii)   31--      Participation  Agreement,  dated as of November 1,
                              1985,   by  and  between  New  York  State  Energy
                              Research  and   Development   Authority   and  the
                              Registrant. ((2); Exhibit (4)(ii)31)

             (ii)   32--      The  Registrant  has entered  into  certain  other
                              instruments with respect to long- term debt of the
                              Registrant.   No  such   instrument   relates   to
                              securities  authorized thereunder which exceed 10%
                              of the  total  assets  of the  Registrant  and its
                              subsidiaries   on  a   consolidated   basis.   The
                              Registrant agrees to provide the Commission,  upon
                              request,  copies of any  instruments  defining the
                              rights  of  holders  of  long-term   debt  of  the
                              Registrant and subsidiaries for which
                              consolidated    or    unconsolidated     financial
                              statements are required to be filed with the Commission.

(10)        Material contracts:

            (i)     1--       Agreement  dated  October  31,  1968  between  the
                              Registrant and Consolidated  Edison Company of New
                              York,  Inc. and Niagara Mohawk Power  Corporation.
                              ((3); Exhibit 5.1)

            (i)     2--       Agreement  dated  as  of  April  4,  1977  between
                              Registrant,  Consolidated  Edison  Company  of New
                              York, Inc., Long Island Lighting Company, New York
                              State Electric & Gas  Corporation,  Niagara Mohawk
                              Power Corporation,  Orange and Rockland Utilities,
                              Inc., Rochester Gas and Electric Corporation and the Power Authority of the State of New York.
                              ((3); Exhibit 5.6)

            (i)     3--       Agreement dated April 27, 1973 between  Registrant
                              and the Power  Authority of the State of New York.
                              ((11); Exhibit 5.19)

            (i)     4--       Agreement  dated as of September  22, 1975 between
                              Registrant, Niagara Mohawk Power Corporation, Long
                              Island Lighting Company, New York State Electric &
                              Gas  Corporation,  and  Rochester Gas and Electric
                              Corporation. ((12); Exhibit 5.21)

            (i)     5--       Agreement   dated   November   23,  1976   between
                              Registrant and Consolidated  Edison Company of New
                              York, Inc. ((13); Exhibit 5.29)

            (i)     6--       Agreement   dated   December   29,  1975   between
                              Registrant and Niagara  Mohawk Power  Corporation,
                              Long  Island  Lighting  Company,  New  York  State
                              Electric & Gas  Corporation,  and  Rochester Gas &
                              Electric Corporation. ((14); Exhibit (10)(i)18)

            (i)     7--       Assignment and Assumption  dated as of October 24,
                              1975 between Registrant and

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

                              New York State Electric & Gas Corporation.  ((12);
                              Exhibit 5.25)

            (i)     8--       Amendment  to  Assignment  and  Assumption   dated
                              October 30, 1978 between  Registrant  and New York
                              State Electric & Gas  Corporation.  ((3);  Exhibit
                              5.34)

            (i)     9--       Agreement   dated  as  of  May  12,  1977  between
                              Registrant and Niagara  Mohawk Power  Corporation.
                              ((15); Exhibit 5.34)

            (i)     10--      Agreement,  dated  May 8,  1980,  by  and  between
                              Registrant   and  Jersey  Central  Power  &  Light
                              Company. ((16); Exhibit (10)(i)21)

            (i)     11--      Purchase  Agreement,  dated as of June 1, 1980, by
                              and between  Registrant  and  Consolidated  Edison
                              Company   of  New  York,   Inc.   ((16);   Exhibit
                              (10)(i)22)

            (i)     12--      Purchase Agreement,  dated as of June 16, 1980, by
                              and between  Registrant and Philadelphia  Electric
                              Company. ((16); Exhibit (10)(i)23)

            (i)     13--      Purchase Agreement,  dated as of June 18, 1980, by
                              and between Registrant and Public Service Electric and Gas Company. ((16); Exhibit (10)(i)24)

            (i)     14--      Purchase  Agreement,  dated as of July 1, 1980, by
                              and between Registrant and Connecticut Light and Power Company. ((16); Exhibit (10)(i)25)

            (i)     15--      Letter  Amendment  Agreement,  dated  December 16,
                              1980, by and between Registrant and Niagara Mohawk
                              Power Corporation. ((16); Exhibit (10)(i)26)

            (i)     16--      Settlement Agreement,  dated December 19, 1980, by
                              and  among   the   United   States   Environmental
                              Protection Agency, The Department of Environmental
                              Conservation   of  the  State  of  New  York,  The
                              Attorney General of the State of New York,  Hudson
                              River Fisherman's Association, Inc., Scenic Hudson
                              Preservation Conference, Natural Resources Defense
                              Council,  Inc.,  Registrant,  Consolidated  Edison
                              Company
                              of New York, Inc., Orange and Rockland  Utilities,
                              Inc.,  Niagara Mohawk Power  Corporation and Power
                              Authority of the State of New York. ((16); Exhibit
                              (10)(i)27)

            (i)     17--      Agreement  dated  April  2,  1980  by and  between
                              Registrant and the Power Authority of the State of New York. ((2); Exhibit (10)(i)24)

            (i)     18--      Purchase Agreement,  dated April 19, 1983, between
                              Registrant  and  New  York  State  Electric  & Gas
                              Corporation. ((2); Exhibit (10)(i)29)

            (i)     19--      Transmission  Agreement,  dated  October 25, 1983,
                              between   Registrant   and  Niagara  Mohawk  Power
                              Corporation. ((2); Exhibit (10)(i)30)

            (i)     20--      Underground Storage Service Agreement,  dated June
                              30, 1982,  between Registrant and Penn-York Energy
                              Corporation. ((2); Exhibit (10)(i)32)

            (i)     21--      Interruptible   Transmission   Service  Agreement,
                              dated  December 20, 1983,  between  Registrant and
                              Power  Authority  of the State of New York.  ((2);
                              Exhibit (10)(i)33)

            (i)     22--      Agreement,   dated   December  7,  1983,   between
                              Registrant and the Power Authority of the State of New York. ((2); Exhibit (10)(i)34)

            (i)     23--      Specification   of   Terms   and   Conditions   of
                              Settlement  in State of New  York  Public  Service
                              Commission   Proceeding   -  Case   29124,   dated
                              September 3, 1985. ((2); Exhibit (10)(i)35)

            (i)     24--      Reimbursement  Agreement,  dated as of November 1,
                              1985,   between  Registrant  and  the  Bank  named
                              therein. ((2); Exhibit (10)(i)36)

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



            (i)     25--      General   Joint   Use   Pole   Agreement   between
                              Registrant and the New York Telephone Company effective January 1, 1986 (not including the
                              Administrative and Operating Practices provisions thereof). ((2); Exhibit (10)(i)37)

            (i)     26--      Agreement, dated June 3, 1985, between Registrant,
                              Consolidated  Edison Company of New York, Inc. and
                              the  Power  Authority  of the  State  of New  York
                              relating   to  Marcy  South  Real  Estate  -  East
                              Fishkill, New York. ((2); Exhibit (10)(i)38)

            (i)     27--      Agreement,   dated  June  11,  1985,  between  the
                              Registrant and the Power Authority of the State of New York relating to Marcy South Substation - East
                              Fishkill, New York. ((2); Exhibit (10)(i)39)

            (i)     28--      Agreement,  dated  as  of  April  9,  1986,  among
                              Registrant,  Consolidated  Edison  Company  of New
                              York, Inc., Niagara Mohawk Power Corporation and the Power Authority of the State of New York relating to Real Estate - Roseton/ Danskammer.
                              ((2); Exhibit (10)(i)40)

            (i)     29--      Agreement,  dated  as of April  9,  1986,  between
                              Registrant, for itself and as agent for itself, Niagara Mohawk Power Corporation and Consolidated
                              Edison  Company of New York,  Inc.,  and the Power
                              Authority of the State of New York relating to Supplemental Land Use - Roseton/Danskammer. ((2);
                              Exhibit (10)(i)41)

            (i)     30--      Roseton Amendment Agreement, dated as of September
                              9, 1987,  between  Registrant  and Niagara  Mohawk
                              Power Corporation, for the purchase of interests in the Roseton Steam Electric Generating Plant.
                              ((17); Exhibit (19)(10)(i)76)

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



            (i)     31--      Memorandum of Understanding, dated as of March 22,
                              1988, by and among  Registrant,  Alberta Northeast
                              Gas, Limited,  the Brooklyn Union Gas Company, New
                              Jersey Natural Gas Company and Connecticut Natural
                              Gas Corporation. ((17); Exhibit (20)(10)(i)98)

            (i)     32--      Restatement   of   Purchase   and   Administration
                              Agreement,  dated  as of April  4,  1989,  between
                              Registrant  and CSW  Credit,  Inc.,  amending  and
                              restating   the   Purchase   and    Administration
                              Agreement,  dated as of November 25, 1987, between
                              such   parties   providing   for   the   sale   of
                              Registrant's accounts receivables.  ((18); Exhibit
                              (28) (10)(i)101)

            (i)     33--      Credit  Agreement,  dated as of December 17, 1990,
                              among  Registrant  and the  Banks  named  therein.
                              ((19); Exhibit (19)(10)(i)74)

            (i)     34--      Agreement,  effective  as  of  November  1,  1989,
                              between Columbia Gas Transmission  Corporation and
                              Registrant. ((19); Exhibit (19)(10)(i)75)

            (i)     35--      Agreement,  dated as of November 1, 1989,  between
                              Columbia   Gas   Transmission    Corporation   and
                              Registrant. ((19); Exhibit (19)(10)(i)77)

            (i)     36--      Agreement,  dated as of November 1, 1989,  between
                              Columbia   Gas   Transmission    Corporation   and
                              Registrant. ((19); Exhibit (19)(10)(i)78)

            (i)     37--      Agreement,  dated as of November 1, 1989,  between
                              Columbia Gulf Transmission Company and Registrant.
                              ((19); Exhibit (19)(10)(i)79)

            (i)     38--      Agreement,  dated  October 9, 1990,  between Texas
                              Eastern  Transmission  Corporation and Registrant.
                              ((19); Exhibit (19)(10)(i)80)

            (i)     39--      Agreement,  dated  July  2,  1990,  between  Texas
                              Eastern  Transmission  Corporation and Registrant.
                              ((19); Exhibit (19)(10)(i)81)

            (i)     40--      Agreement,  dated December 28, 1989, between Texas
                              Eastern  Transmission  Corporation and Registrant.
                              ((19); Exhibit (19)(10)(i)82)

            (i)     41--      Agreement,  dated December 28, 1989, between Texas
                              Eastern  Transmission  Corporation and Registrant.
                              ((19); Exhibit (19)(10)(i)83)

            (i)     42--      Agreement,  dated November 3, 1989,  between Texas
                              Eastern  Transmission  Corporation and Registrant.
                              ((19); Exhibit (19)(10)(i)84)

            (i)     43--      Agreement,   dated  September  4,  1990,   between
                              Algonquin Gas Transmission Company and Registrant.
                              ((19); Exhibit (19)(10)(i)87)

            (i)     44--      Storage  Service  Agreement,  dated  July 1, 1989,
                              between   CNG    Transmission    Corporation   and
                              Registrant. ((19); Exhibit (19)(10)(i)91)

            (i)     45--      Agreement  dated as of  February  7, 1991  between
                              Registrant and Alberta  Northeast Gas, Limited for
                              the  purchase of  Canadian  natural gas from ATCOR
                              Ltd.  to  be   delivered   on  the   Iroquois  Gas
                              Transmission System. ((19); Exhibit (19)(10)(i)92)

            (i)     46--      Agreement  dated as of  February  7, 1991  between
                              Registrant and Alberta Northeast Gas, Limited for the purchase of Canadian natural gas from AEC Oil and Gas Company, a Division of Alberta Energy
                              Company,  Ltd. to be delivered on the Iroquois Gas
                              Transmission System. ((19); Exhibit (19)(10)(i)93)

            (i)     47--      Agreement  dated as of  February  7, 1991  between
                              Registrant and Alberta Northeast Gas, Limited for the purchase of Canadian natural gas from ProGas
                              Limited to be delivered on the Iroquois Gas

                              Transmission System. ((19); Exhibit (19)(10)(i)94)

            (i)     48--      Agreement  No.  2 dated  as of  February  7,  1991
                              between  Registrant  and  Alberta  Northeast  Gas,
                              Limited for the  purchase of Canadian  natural gas
                              from TransCanada Pipelines Limited under Precedent
                              Agreement  No. 2 to be  delivered  on the Iroquois
                              Gas   Transmission    System.    ((19);    Exhibit
                              (19)(10)(i)95)

            (i)     49--      Agreement  No.  1 dated  as of  February  7,  1991
                              between  Registrant  and  Alberta  Northeast  Gas,
                              Limited for the  purchase of Canadian  natural gas
                              from TransCanada Pipelines Limited under Precedent
                              Agreement  No. 1 to be  delivered  on the Iroquois
                              Gas   Transmission    System.    ((19);    Exhibit
                              (19)(10)(i)96)

            (i)     50--      Agreement  dated as of  February  7, 1991  between
                              Registrant and Iroquois Gas Transmission System to
                              transport gas imported by Alberta  Northeast  Gas,
                              Limited    to    Registrant.     ((19);    Exhibit
                              (19)(10)(i)97)

            (i)     51--      Service  Agreement,   dated  September  30,  1986,
                              between  Registrant and Algonquin Gas Transmission
                              Company,  for firm  storage  transportation  under
                              Rate    Schedule    SS-III.     ((20);     Exhibit
                              (19)(10)(i)95)

            (i)     52--      Service  Agreement,  dated March 12, 1991, between
                              Registrant and Algonquin Gas Transmission Company,
                              for firm  transportation  of 5,056  dth.  of Texas
                              Eastern   Transmission   Corporation   incremental
                              volume. ((20); Exhibit (19)(10)(i)99)

            (i)     53--      Agreement,  dated  December 28, 1990 and effective
                              February 5, 1991,  between Registrant and National
                              Fuel Gas Supply Corporation for interruptible transportation. ((20); Exhibit (19)(10)(i)100)

            (i)     54--      Utility Services  Contract,  effective  October 1,
                              1991, between  Registrant and the U.S.  Department
                              of the Army,  for the  provision  of  natural  gas
                              service to the U.S. Military Academy at West Point
                              and  Stewart  Army   Subpost,   together  with  an
                              Amendment  thereto,  effective  October 10,  1991.
                              ((20); Exhibit (19)(10)(i)101)

            (i)     55--      Service  Agreement,  effective  December  1, 1990,
                              between Registrant and Texas Eastern  Transmission
                              Corporation, for firm transportation service under Rate Schedule FT-1. ((20); Exhibit (19)(10)(i)103)

            (i)     56--      Service   Agreement,   dated  February  25,  1991,
                              between Registrant and Texas Eastern  Transmission
                              Corporation, for incremental 5,056 dth. under Rate
                              Schedule CD-1. ((20); Exhibit (19)(10)(i)104)

            (i)     57--      Service Agreement,  dated January 7, 1992, between
                              Registrant   and   Texas   Eastern    Transmission
                              Corporation, for the firm transportation of 6,000 dth./day under Rate Schedule FTS-5. ((20); Exhibit
                              (19)(10)(i)106)

            (i)     58--      Amendment  Nos. 1-4,  dated February 21, 1989, May
                              31,  1990,  January 8, 1991 and November 20, 1991,
                              respectively,   by  and  between   Registrant  and
                              Norfolk  Southern  Railway,  to  Contract,   dated
                              October 5, 1987,  between  Registrant  and Norfolk
                              and  Western   Railway   Company,   providing  for
                              transportation  of coal to the  Danskammer  Plant.
                              [Certain  portions  of said  amendment  4  setting
                              forth  or  relating  to  pricing   provisions  are
                              omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under the rules of said
                              Commission.] ((20); Exhibit (19)(10)(i)107)

            (i)     59--      Agreement   dated  as  of  July  1,  1992  between
                              Registrant and Tennessee Gas Pipeline Company for storage of natural gas. ((21); Exhibit (10)(i)114)

            (i)     60--      Agreement   dated  as  of  July  1,  1992  between
                              Registrant and Tennessee Gas Pipeline  Company for
                              firm  transportation   periods.   ((21);   Exhibit
                              (10)(i)115)

            (i)     61--      Agreement,   dated   November  1,  1990,   between
                              Tennessee   Gas   Pipeline  and   Registrant   for
                              transportation of third-party gas for injection into and withdrawal from Penn York storage. ((2);
                              Exhibit (19)(10)(i)100)

            (i)     62--      Agreement,   dated   December  1,  1991,   between
                              Registrant  and Iroquois Gas  Transmission  System
                              for  interruptible  gas  transportation   service.
                              ((2); Exhibit (19)(10)(i)101)

            (i)     63--      Letter Agreement,  dated August 24, 1992,  between
                              Registrant  and Iroquois Gas  Transmission  System
                              amending that certain Agreement, dated December 1,
                              1991 between said  parties for  interruptible  gas
                              transportation     service.     ((19);     Exhibit
                              (19)(10)(i)102)

            (i)     64--      Agreement,  dated  as of July  16,  1993,  between
                              Registrant,  Consolidated  Edison  Company  of New
                              York, Inc., Long Island Lighting Company, New York
                              State Electric & Gas  Corporation,  Niagara Mohawk
                              Power Corporation,  Orange and Rockland Utilities,
                              Inc., Rochester Gas and Electric Corporation and the Power Authority of the State of New York.
                              ((2); Exhibit (19)(10)(i)104)

            (i)     65--      Nine Mile Point  Nuclear  Station Unit 2 Operating
                              Agreement,  effective January 1, 1993, between and
                              among    Registrant,    Niagara    Mohawk    Power
                              Corporation,  Long Island  Lighting  Company,  New
                              York  State   Electric  &  Gas   Corporation   and
                              Rochester  Gas  and  Electric  Corporation.  ((2);
                              Exhibit (19)(10)(i)105)

            (i)     66--      Gas   Transportation   Agreement,   dated   as  of
                              September 1, 1993,  by and between  Tennessee  Gas
                              Pipeline  Company and  Registrant.  ((1);  Exhibit
                              (19)(10)(i)108)

            (i)     67--      Agreement,  dated  as of  May  20,  1993,  between
                              Registrant  and  New  York  State  Electric  & Gas
                              Corporation. ((24); Exhibit (10)(i)93)

            (i)     68--      Fuel  Oil  Supply   Contract,   effective   as  of
                              September 1, 1996, between Bayway Refining Company
                              and  Central  Hudson Gas &  Electric  Corporation,
                              Consolidated  Edison Company of New York, Inc. and
                              Niagara Mohawk Power  Corporation  for the Roseton
                              Electric  Generating  Plant.  [Certain portions of
                              the contract  setting forth or relating to pricing
                              provisions are omitted and filed  separately  with
                              the Securities and Exchange Commission pursuant to
                              a request  for  confidential  treatment  under the
                              rules   of  said   Commission.]   ((29);   Exhibit
                              (10)(i)106)

            (i)      69--     Agreement for the Sale and Purchase of Coal, dated
                              as  of   December  1,  1996,   among   Registrant,
                              Inter-American Coal N.V. and Inter-American  Coal,
                              Inc.  [Certain  portions of the agreement  setting
                              forth  or  relating  to  pricing   provisions  are
                              omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under the rules of said
                              Commission.] ((30); Exhibit (10)(i)107)

            (i)      70--     Agreement for the Sale and Purchase of Coal, dated
                              as of  January  1,  1997,  among  Registrant,  HPM
                              Corporation   and  Integrity   Coal  Sales,   Inc.
                              [Certain portions of the amendment setting forth or relating to pricing provisions are omitted and filed separately with the Securities and Exchange
                              Commission pursuant to a request for confidential treatment under the rules of said Commission.]
                              ((30); Exhibit (10)(i)108)

            (i)     71--      Transportation  Contract by and between Registrant
                              and  Consolidated  Rail  Corporation,  dated as of
                              November  26,  1996.   [Certain  portions  of  the
                              agreement  setting  forth or  relating  to pricing
                              provisions are omitted and filed
                              separately   with  the   Securities  and  Exchange
                              Commission pursuant to a request for confidential treatment under the rules of said Commission.]
                              ((30); Exhibit (10)(i)109)

            (i)     72--      Credit  Agreement,  dated as of October 23,  1996,
                              among Registrant and The Banks listed herein and Morgan Guaranty Trust Company of New York, as
                              Agent. ((30); Exhibit (10)(i)110)

            (i)     73--      Settlement Agreement,  dated March 20, 1997, among
                              the  Registrant,  the Staff of the Public  Service
                              Commission  of the  State  of New York and the New
                              York State  Department  of  Economic  Development.
                              ((31); Exhibit (10)(i)111)

            (i)     74--      Amended and Restated Settlement  Agreement,  dated
                              January 2, 1998, among the Registrant, the Staff of the Public Service Commission of the State of New York and the New York State Department of
                              Economic Development. ((32); Exhibit (10)(i)112)

            (i)     75--      Amendment,  dated as of  March  20,  1994,  to the
                              Agreement, dated as of September 9, 1987, between Registrant and Niagara Mohawk Power Corporation relating to the purchase of interests in the Roseton Steam Electric Generating Plant (Exhibit
                              (19)(10)(i)76) [Certain portions of said Amendment set forth and relate to confidential terms of said
                              Amendment and will be filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under the rules of said Commission.] ((33); Exhibit (10)(i)112)

            (i)      76--     Amendment,  dated as of November  1, 1997,  to the
                              Agreement for the Sale and Purchase of Coal, dated
                              December 1, 1996, among Registrant, Inter-American
                              Coal N.V. and  Inter-American  Coal, Inc. [Certain
                              portions of said Amendment set forth and relate to
                              pricing  provisions  and will be filed  separately
                              with the Securities and Exchange Commission
                              pursuant to a request for  confidential  treatment
                              under  the  rules  of  said  Commission.]   ((33);
                              Exhibit (10)(i)113)

            (i)     77--      Order  of the  Public  Service  Commission  of the
                              State of New York,  issued and effective  February
                              19, 1998,  adopting the terms of the  Registrant's
                              Amended Settlement  Agreement,  subject to certain
                              modifications  and  conditions.   ((34);   Exhibit
                              (10)(i)114)

            (i)      78--     Modification   to   the   Amended   and   Restated
                              Settlement Agreement, dated February 26, 1998, signed by the Registrant, the Staff of the Public
                              Service  Commission of the State of New York,  the
                              New York State Consumer  Protection Board and Pace
                              Energy Project. ((34); Exhibit (10)(i)115)

            (i)      79--     Order  of the  Public  Service  Commission  of the
                              State of New York,  issued and effective  June 30,
                              1998, explaining in greater detail and reaffirming
                              its  Abbreviated   Order,   issued  and  effective
                              February 19, 1998,  which  February 19, 1998 Order
                              modified,  and as  modified,  approved the Amended
                              and Restated Settlement  Agreement,  dated January
                              2, 1998,  entered into among the  Registrant,  the
                              PSC  Staff  and   others  as  part  of  the  PSC's
                              "Competitive  Opportunities"  proceeding  (ii) the
                              Order,  dated June 24, 1998, of the Federal Energy
                              Regulatory  Commission  conditionally  authorizing
                              the   establishment   of  an  Independent   System
                              Operator  by the  member  systems  of the New York
                              Power Pool and (iii) disclosing,  effective August
                              1,  1998,  Paul  J.  Ganci's  appointment  by  the
                              Registrant's  Board of Directors as President  and
                              Chief  Executive  Officer  and John E. Mack  III's
                              (formerly   Chairman   of  the   Board  and  Chief
                              Executive Officer) continuation as Chairman of the Board. ((35); Exhibit (10)(i)116)

            (i)      80--     Amendment II, dated as of November 1, 1998, to the
                              Agreement for the Sale and Purchase of Coal, dated
                              December 1, 1996, among Registrant, Inter-American
                              Coal N.V. and  Inter-American  Coal, Inc. [Certain
                              portions  of  said  Amendment   setting  forth  or
                              relating to pricing provisions are omitted and filed separately with the Securities and Exchange
                              Commission pursuant to a request for confidential treatment under the rules of said Commission.]

            (i)      81--     Agreement,  dated as of November 1, 1998,  between
                              Registrant  and  Glencore  Ltd.,  for the Sale and
                              Purchase  of  Coal.   [Certain  portions  of  said
                              Agreement setting forth or relating to pricing provisions are omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under the rules of said Commission.]

            (i)     82--      Participation  Agreement,  dated as of December 1,
                              1998,   by  and  between  New  York  State  Energy
                              Research  and   Development   Authority   and  the
                              Registrant.

            (i)     83--      Reimbursement Agreement, dated as of July 1, 1987,
                              between  Registrant  and the  Bank  named  herein.
                              ((17); Exhibit (19) (10)(i)90)

            (i)     84--      First Amendment, dated as of September 1, 1987, to
                              the Reimbursement Agreement,  dated as of November
                              1, 1985, between Registrant and the Bank named therein. ((17); Exhibit (19)(10)(i)93)

            (i)     85--      Second Amendment, dated as of July 1, 1990, to the
                              Reimbursement  Agreement,  dated as of November 1,
                              1985,   between  Registrant  and  the  Bank  named
                              therein. ((19); Exhibit (19)(10)(i)93)

            (i)     86--      First Amendment,  dated as of July 1, 1990, to the
                              Reimbursement Agreement, dated as of July 1, 1987, between Registrant and the Bank named therein.
                              ((19); Exhibit (19)(10)(i)73)

            (i)     87--      Third Amendment, dated as of July 29, 1992, to the
                              Reimbursement  Agreement,  dated as of November 1,
                              1985,   between  Registrant  and  the  Bank  named
                              therein. ((2); Exhibit (19)(10)(i)106)

            (i)     88--      Second  Amendment,  dated as of July 29, 1992,  to
                              the Reimbursement  Agreement,  dated as of July 1,
                              1987,   between  Registrant  and  the  Bank  named
                              therein. ((2); Exhibit (19)(10)(i)107)

            (iii)   1--       Directors' Deferred  Compensation Plan,  effective
                              October 1, 1980. ((16); Exhibit (10)(iii)1)

            (iii)   2--       Executive    Deferred    Compensation    Plan   of
                              Registrant,   effective  March  1,  1992.   ((20);
                              Exhibit (19)(10)(iii)8)

            (iii)   3--       Retirement Benefit Restoration Plan of Registrant,
                              effective May 1, 1993. ((22); Exhibit (10)(iii)10)

            (iii)   4--       Amendment,  dated  July 23,  1993,  to  Retirement
                              Benefit  Restoration  Plan of  Registrant.  ((22);
                              Exhibit (10)(iii)11)

            (iii)   5--       First  Amendment,  dated December 17, 1993, to the
                              Registrant's Executive Deferred Compensation Plan.
                              ((29); Exhibit (10)(iii)15)

            (iii)   6--       Executive    Incentive    Compensation   Plan   of
                              Registrant,  effective  January  1,  1993.  ((24);
                              Exhibit (10)(iii)17)

            (iii)   7--       Agreement,  made March 14,  1994,  by and  between
                              Registrant  and Mellon  Bank,  N.A.,  amending and
                              restating,  effective April 1, 1994,  Registrant's
                              Savings Incentive Plan and related Trust Agreement
                              with  The  Bank  of  New  York.   ((25);   Exhibit
                              (10)(iii)18)

            (iii)   8--       Amendment 1, dated July 22, 1994 (effective  April
                              1,  1994)  to the  Amended  and  Restated  Savings
                              Incentive  Plan  of  Registrant.   ((26);  Exhibit
                              (10)(iii)19)

            (iii)   9--       Amendment 2, dated  December  16, 1994  (effective
                              January  1,  1995)  to the  Amended  and  Restated
                              Savings Incentive Plan of Registrant,  as amended.
                              ((26); Exhibit (10)(iii)20)

            (iii)   10--      Amendment,  dated April 4, 1995,  to the Executive
                              Incentive Compensation Plan of Registrant.  ((30);
                              Exhibit (10)(iii)21)

            (iii)   11--      Stock Plan for Outside  Directors  of  Registrant,
                              dated   November   17,   1995.   ((30);    Exhibit
                              (10)(iii)22)

            (iii)   12--      Management   Incentive   Program  of   Registrant,
                              effective   April   1,   1994.   ((30);    Exhibit
                              (10)(iii)23)

            (iii)   13--      Amendment,  dated July 25, 1997, to the Management
                              Incentive Program of Registrant,  effective August
                              1, 1997. ((33); Exhibit (10)(iii)24)

            (iii)   14--      Change-of-Control Severance Policy, as approved by
                              the Board of Directors October 23, 1998 and, effective December 1, 1998, for all management employees of the Company.

            (iii)   15--      Form of  Employment  Agreement,  dated October 23,
                              1998, effective December 1, 1998, for all officers of the Company.

            (iii)   16--      Employment  Agreement,  dated  October  23,  1998,
                              effective December 1, 1998, for the President and Chief Executive Officer of the Company.

            (iii)   17--      Amendment,  dated  December 1, 1998,  to the
                              Executive   Deferred   Compensation  Plan  of  the
                              Registrant.

            (iii)   18--      Amendment,  dated  December 1, 1998,  to the
                              Retirement   Benefit   Restoration   Plan  of  the
                              Registrant.

(12) --   Statement  showing the  computation  of the ratio of earnings to fixed
          charges  and  ratio  of  earnings  to  fixed   charges  and  preferred
          dividends.

(21) --     Subsidiaries of the Registrant:

                       State or other           Name under which
                       Jurisdiction of          Subsidiary conducts
Name of Subsidiary     Incorporation            Business
------------------     ---------------          -------------------

CH Energy Group, Inc.         New York          CH Energy Group, Inc.

Phoenix Development           New York          Phoenix Development
Company, Inc.                                   Company, Inc.

Greene Point                  New York          Greene Point
Development Corporation                         Development Corporation

CH Resources, Inc.            New York          CH Resources, Inc.

  CH Syracuse                 New York          CH Syracuse Properties,
  Properties, Inc.                              Inc.

Central Hudson                New York          Central Hudson
Enterprises                                     Enterprises Corporation
Corporation

  SCASCO, Inc.                Connecticut       SCASCO

    Island Sound
    Commercial Energy
    Sales, Inc.               Delaware          SCASCO/Paragon

(23) --     Consent of Experts:

            The consents of PricewaterhouseCoopers LLP.

(24) --     Powers of Attorney:

            Powers of Attorney for each of the directors comprising a majority of the Board of Directors of Registrant authorizing execution and filing of this Annual Report on Form 10-K by John E. Mack III.

(27) --     Financial Data Schedule

(99) --     Additional Exhibits:

            (i)  1--    Stipulation and Order on Consent signed on behalf of the
                        Department  of  Environmental  Protection of the City of
                        New York,  Environmental  Defense Fund, Inc., Department
                        of Environmental  Conservation of the State of New York,
                        Central   Hudson   Gas  &   Electric   Corporation   and
                        Consolidated  Edison  Company of New York,  Inc.  ((23);
                        Exhibit 28.1)

            (i)  2--    Settlement  Agreement on Issues Related to Nine Mile Two
                        Nuclear  Plant,  dated June 6, 1990,  among the Staff of
                        the   Department   of  Public   Service,   the  Consumer
                        Protection  Board,  the Attorney General of the State of
                        New  York,   Assemblyman   Maurice   Hinchey,   Multiple
                        Intervenors,  Registrant,  Long Island Lighting Company,
                        New  York  State  Electric  & Gas  Corporation,  Niagara
                        Mohawk Power  Corporation and Rochester Gas and Electric
                        Corporation. ((19); Exhibit (19)(28)(i)4)

            (i) 3-- Order on Consent signed on behalf of the New York State Department of Environmental Conservation and Registrant relating to Registrant's former manufactured gas site located in Newburgh, New York. ((28); Exhibit (99)(i)5)

            (i) 4-- Summary of principal terms of the Amended and Restated Settlement Agreement, dated January 2, 1998, among the Registrant, the Staff of the Public Service Commission of the State of New York and the New York State Department of Economic Development. ((32); Exhibit 99(i)9)

            (i) 5-- Registrant's acceptance, dated February 26, 1998, of the Order of the Public Service Commission of the State of New York, issued and effective February 19, 1998, adopting the terms of Registrant's Amended and Restated Settlement subject to modifications and conditions. ((34); Exhibit 99(i)10)

--------------------

The following are notes to the Exhibits listed above:

          (1) Incorporated herein by reference to Registrant's Quarterly report on Form 10-Q for fiscal quarter ended September 30, 1993 (File No. 1-3268).

          (2) Incorporated herein by reference to Registrant's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1992 (File No. 1-3268).

          (3)       Incorporated    herein   by   reference   to    Registrant's
                    Registration Statement No. 2- 65127.

          (4)       Incorporated    herein   by   reference   to    Registrant's
                    Registration Statement No. 2- 67537.

          (5)       Incorporated    herein   by   reference   to    Registrant's
                    Registration Statement No. 2- 69640

          (6) (a) Incorporated herein by reference to Prospectus Supplement Dated May 28, 1992 (To Prospectus Dated April 13, 1992) relating to $125,000,000 principal amount of First Mortgage Bonds, designated Secured Medium- Term Notes, Series A, and to the Prospectus Dated April 13, 1992 relating to $125,000,000 principal amount of Registrant's debt securities attached thereto, as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, in connection with Registration Statement No. 33-46624.

                (b) Incorporated  herein by reference to Pricing  Supplement No.
                    1, Dated June 4, 1992 (To Prospectus Dated April 13, 1992, as supplemented by a Prospectus Supplement Dated May 28,
                    1992), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No. 33-46624.

                (c) Incorporated  herein by reference to Pricing  Supplement No.
                    2, Dated June 4, 1992 (To Prospectus Dated April 13, 1992, as supplemented by a Prospectus Supplement Dated May 28,
                    1992), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No. 33-46624.

                (d) Incorporated  herein by reference to Pricing  Supplement No.
                    3, Dated June 4, 1992 (To Prospectus Dated April 13, 1992, as supplemented by a Prospectus Supplement Dated May 28,
                    1992), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No. 33-46624.

                (e) Incorporated  herein by reference to Pricing  Supplement No.
                    4, Dated August 20, 1992 (To Prospectus Dated April 13, 1992, as supplemented by a Prospectus Supplement Dated May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No. 33-46624.

                (f) Incorporated  herein by reference to Pricing  Supplement No.
                    5, Dated August 20, 1992 (To Prospectus Dated April 13, 1992, as supplemented by a Prospectus Supplement Dated May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No. 33-46624.

                (g) Incorporated  herein by reference to Pricing  Supplement No.
                    6, Dated July 26, 1993 (To Prospectus Dated April 13, 1992, as supplemented by a Prospectus Supplement Dated May 28,
                    1992), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No. 33-46624.

                (h) Incorporated  herein by reference to Pricing  Supplement No.
                    7, Dated July 26, 1993 (To Prospectus Dated April 13, 1992, as supplemented by a Prospectus Supplement Dated May 28,
                    1992), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No. 33-46624.

          (7) Incorporated herein by reference to Registrant's Current Report on Form 8-K, dated May 27, 1992 (File No. 1-3268).

          (8) (a) Incorporated herein by reference to Prospectus Supplement Dated May 28, 1992 (To Prospectus Dated April 13, 1992) relating to $125,000,000 principal amount of Medium-Term Notes, Series A, and to the Prospectus Dated April 13, 1992, relating to $125,000,000 principal amount of Registrant's debt securities attached thereto, as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, in connection with Registration Statement No. 33-46624.

                (b) Incorporated  herein by reference to Pricing  Supplement No.
                    1, Dated June 26, 1992 (To Prospectus Dated April 13, 1992, as supplemented by a Prospectus Supplement Dated May 28,
                    1992), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No. 33-46624.

                (c) Incorporated  herein by reference to Pricing  Supplement No.
                    2, Dated October 6, 1993 (To Prospectus Dated April 13, 1992, as supplemented by a Prospectus Supplement Dated May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No. 33-46624.

          (9) Incorporated herein by reference to Prospectus Supplement Dated May 15, 1995 (To Prospectus Dated April 4, 1995) relating to $80,000,000 principal amount of First Mortgage Bonds, designated Secured Medium-

                    Term Notes, Series B, and the Prospectus Dated April 4, 1995, relating to (i) $80,000,000 of Registrant's Debt Securities and Common Stock, $5.00 par value, but not in excess of $40 million aggregate initial offering price of such Common Stock and (ii) 250,000 shares of Registrant's Cumulative Preferred Stock, par value $100 per share, which may be issued as 1,000,000 shares of Depositary Preferred Shares each representing 1/4 of a share of such Cumulative Preferred Stock attached thereto, as filed pursuant to Rule 424(b) in connection with Registration Statement No. 33-56349.

          (10) (a) Incorporated herein by reference to Prospectus Supplement Dated August 24, 1998 (To Prospectus Dated April 4, 1995) relating to $80,000,000 principal amount of Medium- Term Notes, Series B, and the Prospectus Dated April 4, 1995, relating to (i) $80,000,000 of Registrant's Debt Securities and Common Stock, $5.00 par value, but not in excess of $40 million aggregate initial offering price of such Common Stock and (ii) 250,000 shares of Registrant's Cumulative Preferred Stock, par value $100 per share, which may be issued as 1,000,000 shares of Depositary Preferred Shares each representing 1/4 of a share of such Cumulative Preferred Stock attached thereto, as filed pursuant to Rule 424(b) in connection with Registration Statement No. 33-56349.

                (b) Incorporated  herein by reference to Pricing  Supplement No.
                    1, Dated September 2, 1998 (To Prospectus Dated April 4, 1995, as supplemented by a Prospectus Supplement Dated August 24, 1998), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933 in connection with Registration Statement No. 33-56349.

          (11)      Incorporated    herein   by   reference   to    Registrant's
                    Registration Statement No. 2-50276.

          (12)      Incorporated    herein   by   reference   to    Registrant's
                    Registration Statement No. 2-54690.

          (13)      Incorporated    herein   by   reference   to    Registrant's
                    Registration Statement No. 2-58500.

          (14) Incorporated herein by reference to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1986 (File No. 1-3268).

          (15)      Incorporated    herein   by   reference   to    Registrant's
                    Registration Statement No. 2-60496.

          (16) Incorporated herein by reference to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1989 (File No. 1-3268).

          (17) Incorporated herein by reference to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1987 (File No. 1-3268).

          (18) Incorporated herein by reference to Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1989 (File No. 1-3268).

          (19) Incorporated herein by reference to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1990 (File No. 1-3268).

          (20) Incorporated herein by reference to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1991 (File No. 1-3268).

          (21) Incorporated herein by reference to Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1992 (File No. 1-3268).

          (22) Incorporated herein by reference to Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1993 (File No. 1-3268).

          (23) Incorporated herein by reference to Registrant's Current Report on Form 8-K, dated May 15, 1987 (File No. 1-3268).

          (24) Incorporated herein by reference to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (File No. 1-3268).

          (25) Incorporated herein by reference to Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1994 (File No. 1-3268).

          (26) Incorporated herein by reference to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (File No. 1-3268).

          (27) Incorporated herein by reference to Registrant's Current Report on Form 8-K, dated May 15, 1995 (File No. 1-3268).

          (28) Incorporated herein by reference to Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1995 (File No. 1-3268).

          (29) Incorporated herein by reference to Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1996 (File No. 1-3268).

          (30) Incorporated herein by reference to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (File No. 1-3268).

          (31) Incorporated herein by reference to Registrant's Current Report on Form 8-K, dated April 1, 1997 (File No. 1-3268).

          (32) Incorporated herein by reference to Registrant's Current Report on Form 8-K, dated January 7, 1998 (File No. 1-3268).

          (33) Incorporated herein by reference to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as amended December 8, 1998 (File No. 1-3268).

          (34) Incorporated herein by reference to Registrant's Current Report on Form 8-K, dated February 10, 1998 (File No. 1-3268).

          (35) Incorporated herein by reference to Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1998 (File No. 1-3268).

          (36) (a) Incorporated herein by reference to Prospectus Supplement Dated January 8, 1999 (To Prospectus Dated January 7, 1999) relating to $110,000,000 principal amount of Medium-Term Notes, Series C, and to the Prospectus Dated January 7,
                    1999, relating to $110,000,000 principal amount of Registrant's debt securities attached thereto, as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, in connection with Registration Statement Nos. 333-65597 and 33- 56349.

                (b) Incorporated  herein by reference to Pricing  Supplement No.
                    1, Dated January 12, 1999 (To Prospectus Dated January 7, 1999, as supplemented by a Prospectus Supplement Dated January 8, 1999), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration Statement Nos. 333-65597 and 33-56349.

* Exhibits preceded by an asterisk have heretofore been classified as basic documents under previous Rule 24(b) of the SEC Rules of Practice.